Commitments and Contingencies (Notes)	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
COMMITMENTS & CONTINGENCIES

Lease Commitments
Operating Leases
In December 2013, the Company moved its corporate headquarters to 480 N. Orlando Avenue, Suite 200 in Winter Park, Florida pursuant to a five year and five month sublease agreement that is renewable for one additional year until April 30, 2020. The Company leases approximately 15,500 square feet based on a variable $17.50 to $22.50 per square foot annual rate over the lease term. The Company also leases flexible office space under a month-to-month contract in Chicago, Los Angeles and New York.

Capital Leases
During 2013 and 2014, the Company entered into capital leases for equipment which expire on various dates between December 2015 and January 2016. Total obligations outstanding under the leases was $61,667 and $77,865 at December 31, 2014 and 2013, respectively. See Note 2 for more information on the Company's equipment under capital leases.

A summary of future minimum lease payments under the Company's non-cancelable leases as of December 31, 2014 is as follows:

Year ending December 31:	Capital Leases	Operating Leases
2015	$60,776	$287,394
2016	7,504	302,951
2017	—	318,508
2018	—	333,417
2019	—	113,516
Thereafter	—
Total minimum lease payments	68,280	$1,355,786
Less amount representing interest	(6,613)
Total principal lease payments	61,667
Less current maturities	(54,376)
Total long term obligations	$7,291

Total rent expense recorded in general and administrative expense in the accompanying consolidated statements of operations was approximately $263,000 and $125,000 for the twelve months ended December 31, 2014 and 2013, respectively.

Retirement Plans
In December 2007, the Company introduced a 401(k) plan that covered all eligible employees. The Company matches participant contributions in an amount equal to 50% of each participant's contribution up to 8% of the participant's salary. The participants become vested in 20% annual increments after two years of service. During the twelve months ended December 31, 2014 and 2013, the Company incurred $47,682 and $25,477, respectively, in expense for matching employer contributions.

Litigation
From time to time, the Company may become involved in various lawsuits and legal proceedings that arise in the ordinary course of business. Litigation is, however, subject to inherent uncertainties, and an adverse result in these or other matters may harm the Company's business. Other than as described below, the Company is currently not aware of any legal proceedings or claims that it believes would or could have, individually or in the aggregate, a material adverse effect on its operations or financial position.

On October 17, 2012, Blue Calypso, Inc. filed a complaint against the Company in the U.S. District Court for the Eastern District of Texas. Blue Calypso’s complaint alleges that the Company infringes on their patents related to peer-to-peer advertising between mobile communication devices and seeks unspecified damages. On July 19, 2013, Blue Calypso’s case against the Company was consolidated, along with patent infringement cases against Yelp, Inc. and Foursquare Labs, Inc., into Blue Calypso, Inc. v. Groupon, Inc. for all pretrial purposes, including discovery and claim construction.

On December 16, 2013, the Patent Trial and Appeal Board’s (PTAB) instituted a Covered Business Method Review (CBMR) for three of the five patents Blue Calypso asserts in its case against IZEA. In its decisions granting the CMBRs, the PTAB explained that several of Blue Calypso’s asserted patents are likely invalid. In particular, the PTAB found it more likely than not that each of these three patents was invalid based on two independent grounds of anticipation, and one ground of obviousness. Additionally, the PTAB preliminarily found it more likely than not that many of the claims of one of Blue Calypso’s patents were invalid due to a lack of written description. On January 16, 2014, the court granted a joint motion to stay Blue Calypso’s patent infringement case until the PTAB's review of Blue Calypso’s asserted patents is complete. On January 17, 2014, the PTAB expanded its review to all five of Blue Calypso’s assert patents.

On December 16, 2014, the PTAB issued its Final Decisions concerning the five patents-in-suit. The Final Decisions eliminated the vast majority of claims asserted by Blue Calypso. While some claims did survive the PTAB’s Final Decisions, those claims are potentially invalid in view of factual findings made by the PTAB. The PTAB decisions are now on appeal before the United States Court of Appeals for the Federal Circuit. The potential outcomes of these appeals ranges from invalidation of all of Blue Calypso’s asserted claims to complete reversal of the PTAB’s Final Decisions.
In view of the pending appeals to the United States Court of Appeals for the Federal Circuit, Defendants, including IZEA, have requested that the Eastern District of Texas Court keep the pending stay in place until resolution of the appeals. The Court has not yet ruled on Defendants’ motion to keep the stay in place.

At this stage, the Company does not have an estimate of the likelihood or the amount of any potential exposure to it. The Company believes that there is no merit to Blue Calypso’s suit and continues to vigorously defend itself against Blue Calypso’s allegations.